Quarterly Holdings Report
for
Fidelity Asset Manager® 85%
December 31, 2022
AGG-NPRT1-0323
1.811344.118
Equity Central Funds - 83.8%
	Shares	Value ($)
Fidelity Commodity Strategy Central Fund (a)	669,519	68,123,582
Fidelity Emerging Markets Equity Central Fund (a)	1,726,557	316,305,330
Fidelity International Equity Central Fund (a)	8,020,823	671,262,713
Fidelity Real Estate Equity Central Fund (a)	258,000	29,755,126
Fidelity U.S. Equity Central Fund (a)	16,294,105	1,684,158,657
TOTAL EQUITY CENTRAL FUNDS (Cost $2,008,634,934)		2,769,605,408

Fixed-Income Central Funds - 11.7%
	Shares	Value ($)
High Yield Fixed-Income Funds - 1.5%
Fidelity Emerging Markets Debt Central Fund (a)	1,805,940	13,616,791
Fidelity Emerging Markets Debt Local Currency Central Fund (a)	108,414	9,230,329
Fidelity Floating Rate Central Fund (a)	286,672	27,271,100
TOTAL HIGH YIELD FIXED-INCOME FUNDS		50,118,220
Investment Grade Fixed-Income Funds - 10.2%
Fidelity Inflation-Protected Bond Index Central Fund (a)	727,138	63,842,686
Fidelity International Credit Central Fund (a)	421,269	32,652,548
Fidelity Investment Grade Bond Central Fund (a)	2,489,814	240,665,412
TOTAL INVESTMENT GRADE FIXED-INCOME FUNDS		337,160,646
TOTAL FIXED-INCOME CENTRAL FUNDS (Cost $424,192,361)		387,278,866

Money Market Central Funds - 1.1%
	Shares	Value ($)
Fidelity Cash Central Fund 4.37% (b)	12,899,095	12,901,675
Fidelity Securities Lending Cash Central Fund 4.37% (b)(c)	22,674,658	22,676,925
TOTAL MONEY MARKET CENTRAL FUNDS (Cost $35,578,600)		35,578,600

U.S. Treasury Obligations - 0.4%
	Principal Amount (d)	Value ($)
U.S. Treasury Bills, yield at date of purchase 4.02% to 4.27% 1/26/23 to 3/16/23 (e) (Cost $13,296,004)	13,370,000	13,299,767

Investment Companies - 3.5%
	Shares	Value ($)
iShares 20+ Year Treasury Bond ETF (f)	320,759	31,934,766
iShares MSCI USA Minimum Volatility ETF	1,135,621	81,878,274
TOTAL INVESTMENT COMPANIES (Cost $129,044,899)		113,813,040

TOTAL INVESTMENT IN SECURITIES - 100.5% (Cost $2,610,746,798)	3,319,575,681
NET OTHER ASSETS (LIABILITIES) - (0.5)%	(15,751,878)
NET ASSETS - 100.0%	3,303,823,803

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
MSCI EAFE Index Future (United States)	1,181	Mar 2023	115,112,070	(2,077,884)	(2,077,884)

Treasury Contracts
CBOT 5-Year U.S. Treasury Note Contracts (United States)	584	Mar 2023	63,030,938	7,953	7,953

TOTAL PURCHASED					(2,069,931)

Sold

Equity Index Contracts
CME Micro E-mini S&P 500 Index Contracts (United States)	483	Mar 2023	93,243,150	2,604,317	2,604,317

TOTAL FUTURES CONTRACTS					534,386
The notional amount of futures purchased as a percentage of Net Assets is 5.4%
The notional amount of futures sold as a percentage of Net Assets is 2.8%

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, other than the Commodity Strategy Central Fund, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(c)	Investment made with cash collateral received from securities on loan.
(d)	Amount is stated in United States dollars unless otherwise noted.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $895,718.
(f)	Security or a portion of the security is on loan at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.37%	13,400,862	61,063,961	61,563,148	131,195	-	-	12,901,675	0.0%
Fidelity Commodity Strategy Central Fund	78,940,714	1,736,853	12,924,406	840,050	(3,409,101)	3,779,522	68,123,582	9.4%
Fidelity Emerging Markets Debt Central Fund	12,999,589	595,948	695,599	220,727	(111,149)	828,002	13,616,791	0.6%
Fidelity Emerging Markets Debt Local Currency Central Fund	8,467,097	-	-	-	-	763,232	9,230,329	10.6%
Fidelity Emerging Markets Equity Central Fund	292,726,440	21,681,851	22,429,117	3,611,790	(7,876,276)	32,202,432	316,305,330	17.2%
Fidelity Floating Rate Central Fund	26,789,150	918,825	695,600	543,603	(20,954)	279,679	27,271,100	1.2%
Fidelity High Income Central Fund	-	28	4,821	45	4,793	-	-	0.0%
Fidelity Inflation-Protected Bond Index Central Fund	63,761,519	7,835,769	1,888,046	6,823,573	(45,854)	(5,820,702)	63,842,686	10.4%
Fidelity International Credit Central Fund	42,225,958	2,163,048	10,416,365	1,650,776	(3,030,893)	1,710,800	32,652,548	9.0%
Fidelity International Equity Central Fund	580,772,173	14,314,700	18,980,798	3,063,839	(3,971,904)	99,128,542	671,262,713	16.7%
Fidelity Investment Grade Bond Central Fund	146,696,239	103,183,215	9,767,682	1,617,432	(637,250)	1,190,890	240,665,412	0.7%
Fidelity Real Estate Equity Central Fund	28,721,218	892,708	927,489	392,387	(39,214)	1,107,903	29,755,126	2.9%
Fidelity Securities Lending Cash Central Fund 4.37%	16,469,750	305,341,006	299,133,831	8,784	-	-	22,676,925	0.1%
Fidelity U.S. Equity Central Fund	1,623,482,375	86,666,351	107,463,156	33,289,156	379,800	81,093,287	1,684,158,657	10.9%
Total	2,935,453,084	606,394,263	546,890,058	52,193,357	(18,758,002)	216,263,587	3,192,462,874

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-Traded Funds (ETFs) and Exchange-Traded Notes (ETNs) are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs and ETNs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs and ETNs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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